UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 05, 2026

CLEARPOINT NEURO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34822	58-2394628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 S. Sierra Ave., Suite 100
Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 287-9109

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CLPT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Quarterly Report on Form 10-Q of ClearPoint Neuro, Inc. (the “Company”) filed with the Securities and Exchange Commission on November 6, 2025 (the “Q3 2025 Form 10-Q”), the Company, CALW SA LLC, as purchaser agent (“Purchaser Agent”), and TPC Investments III LP, an affiliate of Oberland Capital Management LLC (the “2025 Investor”), are parties to a Note Purchase Agreement dated as of May 12, 2025 (the “Note Purchase Agreement”), and the parties entered into a Consent and Amendment No. 1 to Note Purchase Agreement, dated as of November 5, 2025 (the “First Amendment”), providing for the 2025 Investor to purchase $20.0 million principal amount of notes in a "Third Sale" (as described in Note 6 to the condensed consolidated financial statements in the Q3 2025 Form 10-Q) following the closing of the Company's acquisition of IRRAS Holdings, Inc. (“IRRAS”).

On December 29, 2025, the Company entered into a Consent (the “Consent”) with Purchaser Agent and the 2025 Investor providing for the Company to undertake the following actions no later than January 15, 2026: (i) an internal reorganization involving the Company’s Swedish subsidiary, IRRAS AB, including the transfer of all equity interests of IRRAS USA, Inc. owned by IRRAS AB to the Company or its direct, wholly owned U.S. subsidiary in exchange for a subordinated intercompany note, and (ii) other further actions so as to allow IRRAS AB to qualify as an “Immaterial Foreign Subsidiary” under the terms of the Note Purchase Agreement.

The Consent does not modify the material economic terms of the Note Purchase Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARPOINT NEURO, INC.

Date:	January 5, 2026	By:	/s/ Danilo D'Alessandro
Danilo D'Alessandro Chief Financial Officer